SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Stationsplein 45

3013 AK Rotterdam

The Netherlands

(Address of Principal Executive Offices)

Registrant’s Telephone number, including area code: 31 10 275 5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 23, 2013, certain subsidiaries of LyondellBasell Industries N.V. (the “Company”) refinanced the Company’s existing €450 million accounts receivable securitization facility (the “Facility”) pursuant to, among other things, (i) a Master Definition and Framework Deed (as amended and restated on such date, the “Framework Deed”) entered into by and among Basell Sales & Marketing Company B.V., as seller, servicer, master servicer and subordinated VLN facility provider, Lyondell Chemie Nederland B.V., as seller and servicer, the Company, as parent, Basell Polyolefins Collections Limited, a third party bankruptcy remote special purpose entity as master purchaser (the “Master Purchaser”) and issuer, Citibank N.A, London Branch, as funding agent (the “Funding Agent”) and receivables purchaser transaction account bank, Citicorp Trustee Company Limited, as security trustee, TMF Administration Services Limited, as corporate administrator, certain note purchasers and committed purchasers, and certain note purchasers and uncommitted purchasers (together, the “Purchasers”), (ii) a Master Receivables Purchase Agreement (as amended and restated on such date, the “Purchase Agreement”) entered into by and among Basell Sales & Marketing Company B.V., as seller and servicer, Lyondell Chemie Nederland B.V., as seller and servicer, the Master Purchaser, Citicorp Trustee Company Limited, as security trustee, and the Funding Agent, and (iii) a Variable Funding Agreement (as amended and restated on such date, the “Variable Funding Agreement”) entered into by and among Basell Polyolefins Collections Limited, as master purchaser and issuer, Basell Sales & Marketing Company B.V., as seller, master servicer and servicer, Lyondell Chemie Nederland B.V., as seller and servicer, the Purchasers, Citicorp Trustee Company Limited, as security trustee, and the Funding Agent (collectively, the “Agreements”).

Under the Purchase Agreement, the sellers have sold, and will continue to sell, on an ongoing basis their trade receivables, together with all related security and interests in the proceeds thereof, to the Master Purchaser to support the funding provided by various commercial lenders under the Variable Funding Agreement.

The sellers and servicers provide customary representations and covenants under the Agreements. Receivables in the Facility are subject to customary criteria, limits and reserves. The Framework Deed provides for certain Termination Events, as defined therein, upon the occurrence of which the Master Purchaser (or the Funding Agent on its behalf) may deliver a termination event notice to the sellers, servicers and the Company, and upon such delivery, the Programme Termination Date, as defined in the Framework Deed, will have occurred. The Company provides a Parent Undertaking with respect to obligations of the sellers and the servicers under the Facility.

As of April 29, 2013, no drawings were outstanding under the Variable Funding Agreement and the commitment thereunder was fully available. The Facility is for an initial three-year term as may be extended in accordance with the terms of the Variable Funding Agreement.

Copies of the Agreements are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K. The foregoing description of the Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Master Definition and Framework Deed (as amended and restated on April 23, 2013) entered into by and among Basell Sales & Marketing Company B.V., as seller, servicer, master servicer and subordinated VLN facility provider, Lyondell Chemie Nederland B.V., as seller and servicer, the Company, as parent, Basell Polyolefins Collections Limited, as master purchaser and issuer, Citibank N.A, London Branch, as funding agent and receivables purchaser transaction account bank, Citicorp Trustee Company Limited, as security trustee, TMF Administration Services Limited, as corporate administrator, certain note purchasers and committed purchasers, and certain note purchasers and uncommitted purchasers

10.2	Master Receivables Purchase Agreement (as amended and restated on April 23, 2013) entered into by and among Basell Sales & Marketing Company B.V., as seller and servicer, Lyondell Chemie Nederland B.V., as seller and servicer, Basell Polyolefins Collections Limited, as master purchaser, Citicorp Trustee Company Limited, as security trustee, and Citibank N.A, London Branch, as funding agent

10.3	Variable Funding Agreement (as amended and restated on April 23, 2013) entered into by and among Basell Polyolefins Collections Limited, as master purchaser and issuer, Basell Sales & Marketing Company B.V., as seller, master servicer and servicer, Lyondell Chemie Nederland B.V., as seller and servicer, certain note purchasers and committed purchasers, certain note purchasers and uncommitted purchasers, Citicorp Trustee Company Limited, as security trustee, and Citibank N.A, London Branch, as funding agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: April 29, 2013	By:	/s/ Karyn F. Ovelmen
Karyn F. Ovelmen
Executive Vice President

Exhibit Index

Exhibit	Description

10.1	Master Definition and Framework Deed (as amended and restated on April 23, 2013) entered into by and among Basell Sales & Marketing Company B.V., as seller, servicer, master servicer and subordinated VLN facility provider, Lyondell Chemie Nederland B.V., as seller and servicer, the Company, as parent, Basell Polyolefins Collections Limited, as master purchaser and issuer, Citibank N.A, London Branch, as funding agent and receivables purchaser transaction account bank, Citicorp Trustee Company Limited, as security trustee, TMF Administration Services Limited, as corporate administrator, certain note purchasers and committed purchasers, and certain note purchasers and uncommitted purchasers

10.2	Master Receivables Purchase Agreement (as amended and restated on April 23, 2013) entered into by and among Basell Sales & Marketing Company B.V., as seller and servicer, Lyondell Chemie Nederland B.V., as seller and servicer, Basell Polyolefins Collections Limited, as master purchaser, Citicorp Trustee Company Limited, as security trustee, and Citibank N.A, London Branch, as funding agent

10.3	Variable Funding Agreement (as amended and restated on April 23, 2013) entered into by and among Basell Polyolefins Collections Limited, as master purchaser and issuer, Basell Sales & Marketing Company B.V., as seller, master servicer and servicer, Lyondell Chemie Nederland B.V., as seller and servicer, certain note purchasers and committed purchasers, certain note purchasers and uncommitted purchasers, Citicorp Trustee Company Limited, as security trustee, and Citibank N.A, London Branch, as funding agent